SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2014

HITTITE MICROWAVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51448	04-2854672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2 Elizabeth Drive, Chelmsford, Massachusetts 01824

(Address of principal executive offices) (Zip Code)

(978) 250-3343

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of our Board of Directors awarded restricted stock units to our executive and non-executive officers, effective March 7, 2014. The awards granted to our principal executive officer, our principal financial officer and our two other officers who were identified as “named executive officers” in our definitive proxy statement for our 2013 annual meeting of stockholders were as follows:

Name	Title	Time-vested restricted stock unit (shares)(1)	Performance-based restricted stock unit (target award in shares)(2)
Rick D. Hess	President and Chief Executive Officer	9,190	9,190
William W. Boecke	Chief Financial Officer	3,290	3,290
William Hannabach	Vice President, Global Operations	2,465	2,465
Dong Hyun (Thomas) Hwang	Vice President	3,290

(1) The time-vested restricted stock units vest in equal installments on each of the first four anniversaries of the date of grant.

(2) The performance-based restricted stock units vest in three equal installments on the second, third and fourth anniversaries of the date of grant of the award (each a “Vesting Date”), provided that the grantee is employed by us on that date, with the number of shares that vest, if any, being determined by reference to the total shareholder return (“TSR”) of our common stock over the two-year, three-year or four-year period, respectively, commencing on the date of grant and ending on the respective Vesting Date (each a “Measurement Period”), in comparison to the TSRs of a representative group of public semiconductor companies over the same Measurement Period. The comparison group consists of the companies included in the Philadelphia Stock Exchange Semiconductor Sector (SOX) index, a capitalization-weighted index composed of companies primarily involved in the design, distribution, manufacture and sale of semiconductors. At the conclusion of each Measurement Period, our TSR will be ranked by percentile in relation to the TSRs of the members of the comparison group. The number of shares that vest on each Vesting Date may be increased by up to 100% over the target award in the event that our TSR exceeds the 75th percentile in the comparison group, or decreased to as few as zero in the event that our relative TSR is below the 25th percentile of the comparison group. No shares in excess of the target award will vest on any Vesting Date unless our TSR for the relevant Measurement Period is positive.

The forms of time-vested restricted stock unit and performance-based restricted stock unit granted by the Compensation Committee are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1. Form of time-vested restricted stock unit agreement used under the 2005 Stock Incentive Plan

99.2. Form of performance-vested restricted stock unit agreement used under the 2005 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITTITE MICROWAVE CORPORATION

	By:	/s/ William W. Boecke
William W. Boecke
Chief Financial Officer

Date: March 11, 2014